Exhibit 99.1

Teradyne Reports 26% Revenue Growth Year on Year in First Quarter 2016; Expects Sequential Revenue and Earnings per Share Growth in Second Quarter

• Q1’16 Revenue of $431 million, up 26% from Q1’15 and 35% from Q4’15

• Universal Robots delivers 58% increase in revenue from Q1’15

	Q1’16	Q1’15	Q4’15	Q4’14
Orders (mil)	$389	$490	$522	$332
Revenue (mil)	$431	$342	$318	$323
Non-GAAP EPS	$0.31	$0.17	$0.13	$0.14
GAAP EPS	$0.24	$0.15	($0.00)	($0.48)

NORTH READING, Mass. – April 27, 2016 – Teradyne, Inc. (NYSE: TER) reported revenue of $431 million for the first quarter of 2016 of which $340 million was in Semiconductor Test, $54 million in System Test, $20 million in Wireless Test and $17 million in Industrial Automation. On a non-GAAP basis, Teradyne’s net income in the first quarter was $64.4 million, or $0.31 per diluted share, which excluded acquired intangible asset amortization, restructuring and other charges, pension actuarial gain and discrete income tax adjustments. GAAP net income for the first quarter was $50.0 million or $0.24 per share.

Orders in the first quarter of 2016 were $389 million of which $306 million were in Semiconductor Test, $46 million in System Test, $20 million in Wireless Test and $18 million in Industrial Automation.

Teradyne’s orders of $912 million over the last two quarters, driven by Q4’15’s accelerated ordering of semiconductor testers for mobile products, were 11% above the $822 million in orders over the Q4’14 to Q1’15 period. Revenues were up 13%, $84 million, over the period.

“First quarter semiconductor test revenues are off to their strongest start in over 15 years,” said CEO and President Mark Jagiela. “Our UltraFLEX System-on-a-Chip platform led the revenue performance driven by expanding mobile device demand. At Universal Robots, sales were up 58% from the first quarter of 2015 and we’re tracking to our full year, 50% or greater growth plan as the range of applications and global demand for collaborative robots continue to expand. Looking ahead, at the mid-point of our second quarter guidance, we’ll deliver the highest reported first half revenue since 2004 reflecting our strong bookings performance over the last six months.”

Guidance for the second quarter of 2016 is revenue of $510 million to $540 million, with non-GAAP net income of $0.46 to $0.53 per diluted share and GAAP net income of $0.38 to $0.45 per diluted share. Non-GAAP guidance excludes acquired intangible asset amortization.

Webcast

A conference call to discuss the first quarter results, along with management’s business outlook, will occur at 10 a.m. ET, Thursday, April 28. Interested investors should access the webcast at www.teradyne.com and click on “Investors” at least five minutes before the call begins. Presentation materials will be available starting at 10 a.m. ET. A replay will be available on the Teradyne website at www.teradyne.com/investors.

Non-GAAP Results

In addition to disclosing results that are determined in accordance with GAAP, Teradyne also discloses non-GAAP results of operations that exclude certain income items and charges. These results are provided as a complement to results provided in accordance with GAAP. Non-GAAP income from operations and non-GAAP net income exclude acquired intangible asset amortization, pension actuarial gains and losses, discrete income tax adjustments, restructuring and other, and a gain from the sale of an equity investment. GAAP requires that these items be included in determining income from operations and net income. Non-GAAP income from operations, non-GAAP net income, non-GAAP income from operations and non-GAAP net income as a percentage of revenue, and non-GAAP net income per share are non-GAAP measures presented to provide meaningful supplemental information regarding Teradyne’s baseline performance before gains, losses or other charges that may not be indicative of Teradyne’s current core business or future outlook. These non-GAAP measures are used to make operational decisions, to determine employee compensation, to forecast future operational results, and for comparison with Teradyne’s business plan, historical operating results and the operating results of Teradyne’s competitors. Non-GAAP gross margin excludes pension actuarial gains and losses. GAAP requires that these items be included in determining gross margin. Non-GAAP gross margin dollar amount and percentage are non-GAAP measures that management believes provide useful supplemental information for management and the investor. Management uses non-GAAP gross margin as a performance measure for Teradyne’s current core business and future outlook and for comparison with Teradyne’s business plan, historical gross margin results and the gross margin results of Teradyne’s competitors. Management believes each of these non-GAAP measures provides useful supplemental information for investors, allowing greater transparency to the information used by management in its operational decision making and in the review of Teradyne’s financial and operational performance, as well as facilitating meaningful comparisons of Teradyne’s results in the current period compared with those in prior and future periods. A reconciliation of each available GAAP to non-GAAP financial measure discussed in this press release is contained in the attached exhibits and on the Teradyne website at www.teradyne.com by clicking on “Investors” and then selecting the “GAAP to Non-GAAP Reconciliation” link. The non-GAAP financial measures discussed in this press release may not be comparable to similarly titled measures used by other companies. The presentation of non-GAAP measures is not meant to be considered in isolation, as a substitute for, or superior to, financial measures or information provided in accordance with GAAP.

About Teradyne

Teradyne (NYSE:TER) is a leading supplier of automation equipment for test and industrial applications. Teradyne Automatic Test Equipment (ATE) is used to test semiconductors, wireless products, data storage and complex electronic systems, which serve consumer, communications, industrial and government customers. Our Industrial Automation products include Collaborative Robots used by global manufacturing and light industrial customers to improve quality and increase manufacturing efficiency. In 2015, Teradyne had revenue of $1.64 billion and currently employs approximately 4,200 people worldwide. For more information, visit www.teradyne.com. Teradyne (R) is a registered trademark of Teradyne, Inc. in the U.S. and other countries.

Safe Harbor Statement

This release contains forward-looking statements regarding future business prospects, Teradyne’s results of operations, market conditions, the payment of a quarterly dividend, the repurchase of Teradyne common stock pursuant to a share repurchase program and a senior secured credit facility. Such statements are based on the current assumptions and expectations of Teradyne’s management and are neither promises nor guarantees of future performance, future events, future payment of dividends, future repurchases of common stock or future availability of, or borrowing under, a credit facility. There can be no assurance that management’s estimates of Teradyne’s future results or other forward-looking statements will be achieved. Additionally, the current dividend and share repurchase programs may be modified, suspended or discontinued at any time. Important factors that could cause actual results, dividend payments, repurchases of common stock or borrowings under the credit facility to differ materially from those presently expected include: conditions affecting the markets in which Teradyne operates; decreased or delayed product demand; market acceptance of new products; the ability to grow Universal Robots’ business; increased research and development spending; deterioration of Teradyne’s financial condition; the business judgment of the board of directors that a declaration of a dividend, the repurchase of common stock or debt under the credit facility is not in the company’s best interests; and other events, factors and risks disclosed in filings with the SEC, including, but not limited to, the “Risk Factors” section of Teradyne’s Annual Report on Form 10-K for the fiscal year ended December 31, 2015. The forward-looking statements provided by Teradyne in this press release represent management’s views as of the date of this release. Teradyne anticipates that subsequent events and developments may cause management’s views to change. However, while Teradyne may elect to update these forward-looking statements at some point in the future, Teradyne specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing Teradyne’s views as of any date subsequent to the date of this release.

TERADYNE, INC. REPORT FOR FIRST FISCAL QUARTER OF 2016

CONDENSED CONSOLIDATED OPERATING STATEMENTS

(In thousands, except per share amounts)

	Quarter Ended
	April 3, 2016	December 31, 2015	April 5, 2015
Net revenues	$430,994	$318,444	$342,401
Cost of revenues (exclusive of acquired intangible assets amortization shown separately below) (1) (2)	200,662	152,418	149,978

Gross profit	230,332	166,026	192,423

Operating expenses:
Engineering and development (1)	73,464	70,941	71,450
Selling and administrative (1)	79,174	79,718	72,041
Acquired intangible assets amortization	19,994	19,911	13,808
Restructuring and other (3)	1,587	5,204	—

Operating expenses	174,219	175,774	157,299

Income (loss) from operations	56,113	(9,748)	35,124

Interest and other (4)	1,079	891	7,314

Income (loss) before income taxes	57,192	(8,857)	42,438
Income tax provision (benefit)	7,206	(8,216)	9,651

Net income (loss)	$49,986	$(641)	$32,787

Net income (loss) per common share:
Basic	$0.24	$(0.00)	$0.15

Diluted	$0.24	$(0.00)	$0.15

Weighted average common shares - basic	204,271	205,113	217,187

Weighted average common shares - diluted	205,732	205,113	218,812

Cash dividend declared per common share	$0.06	$0.06	$0.06

Net orders	$389,417	$522,240	$490,357

(1)	Pension actuarial (gains) losses included in our operating results were as follows:

	Quarter Ended
	April 3, 2016	December 31, 2015	April 5, 2015
Cost of revenues	$(393)	$8,271	$—
Engineering and development	(394)	4,658	—
Selling and administrative	(406)	4,826	—

	$(1,193)	$17,755	$—

(2)	Cost of revenues includes:

	Quarter Ended
	April 3, 2016	December 31, 2015	April 5, 2015
Provision for excess and obsolete inventory	$4,373	$2,393	$1,440
Sale of previously written down inventory	(1,168)	(1,196)	(1,931)

	$3,205	$1,197	$(491)

(3)	Restructuring and other consists of:

	Quarter Ended
	April 3, 2016	December 31, 2015	April 5, 2015
Contingent consideration fair value adjustment	$1,173	$5,089	$—
Employee severance	414	115	—

	$1,587	$5,204	$—

(4)	Interest and other includes:

	Quarter Ended
	April 3, 2016	December 31, 2015	April 5, 2015
Gain from the sale of an equity investment	$—	$—	$(4,782)

	$—	$—	$(4,782)

CONDENSED CONSOLIDATED BALANCE SHEETS (In thousands)

	April 3, 2016	December 31, 2015
Assets
Cash and cash equivalents	$319,358	$264,705
Marketable securities	410,003	477,696
Accounts receivable, net	253,976	211,293
Inventories, net	160,687	153,588
Deferred tax assets	—	54,973
Prepayments	95,185	91,519
Other current assets	3,513	6,194

Total current assets	1,242,722	1,259,968

Net property, plant and equipment	266,907	273,414
Marketable securities	246,072	265,928
Deferred tax assets	59,119	7,404
Other assets	13,041	13,080
Retirement plans assets	1,968	636
Intangible assets, net	223,274	239,831
Goodwill	495,871	488,413

Total assets	$2,548,974	$2,548,674

Liabilities
Accounts payable	$84,104	$92,358
Accrued employees’ compensation and withholdings	71,838	113,994
Deferred revenue and customer advances	72,095	85,527
Other accrued liabilities	92,617	43,727
Contingent consideration	500	15,500
Accrued income taxes	23,368	21,751

Total current liabilities	344,522	372,857

Long-term deferred revenue and customer advances	25,468	25,745
Retirement plans liabilities	106,921	103,531
Deferred tax liabilities	18,300	26,663
Long-term other accrued liabilities	34,753	32,156
Long-term contingent consideration	23,109	21,936

Total liabilities	553,073	582,888

Shareholders’ equity	1,995,901	1,965,786

Total liabilities and shareholders’ equity	$2,548,974	$2,548,674

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (In thousands)

	Quarter Ended
	April 3, 2016	April 5, 2015
Cash flows from operating activities:
Net income	$49,986	$32,787
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	16,192	19,345
Amortization	20,470	15,139
Stock-based compensation	7,925	7,963
Provision for excess and obsolete inventory	4,373	1,440
Retirement plans actuarial gain	(1,193)	—
Deferred taxes	(5,496)	(1,831)
Contingent consideration adjustment	1,173	—
Gain from the sale of an equity investment	—	(4,782)
Other	484	(1,417)

Changes in operating assets and liabilities:
Accounts receivable	(42,552)	(24,749)
Inventories	(702)	5,960
Prepayments and other assets	(1,148)	3,146
Accounts payable and other accrued expenses	(7,626)	(20,150)
Deferred revenue and customer advances	(13,836)	1,038
Retirement plans contributions	(1,250)	(1,019)
Accrued income taxes	(52)	4,662

Net cash provided by operating activities	26,748	37,532

Cash flows from investing activities:
Purchases of property, plant and equipment	(20,334)	(21,149)
Purchases of available-for-sale marketable securities	(221,778)	(335,635)
Proceeds from maturities of available-for-sale marketable securities	73,458	140,222
Proceeds from sales of available-for-sale marketable securities	239,370	148,639
Proceeds from the sale of an equity investment	—	4,782
Proceeds from life insurance	—	1,098

Net cash provided by (used for) investing activities	70,716	(62,043)

Cash flows from financing activities:
Issuance of common stock under employee stock purchase and stock option plans	9,140	8,899
Repurchase of common stock	(28,001)	(46,650)
Dividend payments	(12,253)	(13,049)
Payments of contingent consideration	(11,697)	—

Net cash used for financing activities	(42,811)	(50,800)

Increase (decrease) in cash and cash equivalents	54,653	(75,311)
Cash and cash equivalents at beginning of period	264,705	294,256

Cash and cash equivalents at end of period	$319,358	$218,945

GAAP to Non-GAAP Earnings Reconciliation

(In millions, except per share amounts)

	Quarter Ended
	April 3, 2016	% of Net Revenues			December 31, 2015	% of Net Revenues			April 5, 2015	% of Net Revenues
Net revenues	$431.0				$318.4				$342.4

Gross profit - GAAP	$230.3	53.4%			$166.0	52.1%			$192.4	56.2%
Pension mark-to-market adjustments (1)	(0.4)	-0.1%			8.3	2.6%			—	—

Gross profit - non-GAAP	$229.9	53.3%			$174.3	54.7%			$192.4	56.2%

Income (loss) from operations - GAAP	$56.1	13.0%			$(9.7)	-3.0%			$35.1	10.3%
Acquired intangible assets amortization	20.0	4.6%			19.9	6.3%			13.8	4.0%
Restructuring and other (2)	1.6	0.4%			5.2	1.6%			—	—
Pension mark-to-market adjustments (1)	(1.2)	-0.3%			17.8	5.6%			—	—

Income from operations - non-GAAP	$76.5	17.7%			$33.2	10.4%			$48.9	14.3%

			Net Income per Common Share				Net Income per Common Share				Net Income per Common Share
	April 3, 2016	% of Net Revenues	Basic	Diluted	December 31, 2015	% of Net Revenues	Basic	Diluted	April 5, 2015	% of Net Revenues	Basic	Diluted
Net income (loss) - GAAP	$50.0	11.6%	$0.24	$0.24	$(0.6)	-0.2%	$(0.00)	$(0.00)	$32.8	9.6%	$0.15	$0.15
Acquired intangible assets amortization	20.0	4.6%	0.10	0.10	19.9	6.3%	0.10	0.10	13.8	4.0%	0.06	0.06
Pension mark-to-market adjustments (1)	(1.2)	-0.3%	(0.01)	(0.01)	17.8	5.6%	0.09	0.09	—	—	—	—
Restructuring and other (2)	1.6	0.4%	0.01	0.01	5.2	1.6%	0.03	0.03	—	—	—	—
Exclude discrete tax items (3)	(2.5)	-0.6%	(0.01)	(0.01)	(6.3)	-2.0%	(0.03)	(0.03)	(1.8)	-0.5%	(0.01)	(0.01)
Tax effect of non-GAAP adjustments	(3.5)	-0.8%	(0.02)	(0.02)	(9.9)	-3.1%	(0.05)	(0.05)	(2.4)	-0.7%	(0.01)	(0.01)
Interest and other (4)	—	—	—	—	—	—	—	—	(4.8)	-1.4%	(0.02)	(0.02)

Net income - non-GAAP	$64.4	14.9%	$0.32	$0.31	$26.1	8.2%	$0.13	$0.13	$37.6	11.0%	$0.17	$0.17

GAAP and non-GAAP weighted average common shares - basic	204.3				205.1				217.2
GAAP weighted average common shares - diluted	205.7				205.1				218.8
Include dilutive shares	—				2.1				—

Non-GAAP weighted average common shares - diluted	205.7				207.2				218.8

(1) Actuarial (gains) losses recognized under GAAP in accordance with Teradyne’s mark-to-market pension accounting.

(2) Restructuring and other consists of:

	Quarter Ended
	April 3, 2016				December 31, 2015				April 5, 2015
Contingent consideration fair value adjustment	$1.2				$5.1				$—
Employee severance	0.4				0.1				—

	$1.6				$5.2				$—

(3) For the quarters ended April 3, 2016, December 31, 2015, and April 5, 2015, adjustment to exclude discrete income tax items.

(4) For the quarter ended April 5, 2015, Interest and other included a gain from the sale of an equity investment.

GAAP to Non-GAAP Reconciliation of Second Quarter 2016 guidance:

GAAP and non-GAAP second quarter revenue guidance:	$510 million	to	$540 million
GAAP net income per diluted share	$0.38		$0.45
Exclude acquired intangible assets amortization	0.10		0.10
Tax effect of non-GAAP adjustment	(0.02)		(0.02)

Non-GAAP net income per diluted share	$0.46		$0.53

For press releases and other information of interest to investors, please visit Teradyne’s homepage at http://www.teradyne.com.

Contact:	Teradyne, Inc.
Andy Blanchard 978-370-2425
Vice President of Corporate Relations